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                                                                   EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the use and incorporation by reference of our reports and to all references to our Firm included in or made part of this Registration Statement on Form S-4.

                                          /s/ Arthur Andersen LLP

Kansas City, Missouri,
June 9, 1998

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